Exhibit 99.2

August 2025 Presidio Production Company Investor Presentation

Legal disclaimer 2 This presentation and any oral statements made in connection therewith have been prepared and are being provided on a confidential basis to assist interested parties in making their own evaluation with respect to the proposed Business Combination between EQV Ventures Acquisition Corp . (the “Company,” "EQV," "EQV Ventures," “we,” “us” or “our”), Presidio Investment Holdings LLC (“Presidio” or the "Target") and EQV Resources LLC ("EQV Resources") and related transactions (the “Business Combination”), solely for discussion with those persons to whom it is transmitted and for no other purposes . This presentation and its contents contain proprietary information and may not be reproduced or disseminated, in whole or in part . No offering of securities is being made at this time . You should not rely on any of the information contained in this presentation in making any investment decision . Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the Securities and Exchange Commission (“SEC”), after such registration statement becomes effective, or in a transaction exempt from such requirements . No such registration statement has become effective and no such exempted transaction has occurred as of the date of this presentation . The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions . The recipient acknowledges that (a) it is aware that the United States securities laws prohibit any person who has material non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, (b) it is familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and (c) it will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including Rule 10 b - 5 thereunder . Not an Offer This presentation and any oral statements made in connection therewith do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction, domestic or foreign, in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Such an offer or solicitation can only be made by way of an effective registration statement or applicable exemption from registration in accordance with the securities laws . Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the Business Combination . Such agreements are under negotiation and subject to change . The consummation of the Business Combination would be also subject to other various risks and contingencies, including customary closing conditions . There can be no assurance that the Business Combination will be consummated with the terms described herein or otherwise . As such, the subject matter of these materials is evolving and is subject to further change by parties in their absolute discretion . Forward - Looking Statements Some of the statements contained in or made in connection with this presentation constitute “forward - looking statements” . Forward - looking statements relate to, but are not limited to, expectations, hopes, beliefs, intentions, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts . Terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” "will," “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Actual events or results may differ materially from those discussed in forward - looking statements as a result of various risks and uncertainties, many of which are beyond our control . Many factors could cause actual future events to differ materially from these forward - looking statements, including but not limited to : risks related to the uncertainty of the projected financial information ; risks related to Presidio’s current growth strategy ; the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination ; the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto ; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the Company or to satisfy other conditions to closing ; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination ; the ability to meet stock exchange listing standards following the ; the risk that the Business Combination disrupts current plans and operations of Presidio ; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees ; costs related to the Business Combination ; changes in applicable laws or regulations ; the possibility that Presidio or the combined company may be adversely affected by other economic, business and/or competitive factors ; Presidio’s estimates of expenses and profitability ; and other risks and uncertainties set forth in the sections entitled “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated August 6 , 2024 or in other documents filed by the Company with the SEC . Please carefully consider the foregoing risk factors and the risk factors starting on page 29 of this presentation . If any of these risks materialize or the Company’s or Presidio’s assumptions prove incorrect, actual results could differ materially from the results expressed in, or implied by, these forward - looking statements . There may be additional risks that neither the Company nor Presidio presently knows or that the Company and Presidio currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect the Company’s and Presidio’s expectations, plans or forecasts of future events and views as of the date of this presentation . The Company and Presidio anticipate that subsequent events and developments will cause the Company’s and Presidio’s assessments to change . However, while the Company and Presidio may elect to update these forward - looking statements at some point in the future, the Company and Presidio specifically assume no obligation and do not currently intend to do so, whether as a result of new information, future events or otherwise, except as may be expressly required by applicable law . The information set forth herein does not purport to be complete, is unaudited and subject to change . These forward - looking statements should not be relied upon as representing the Company’s and Presidio’s assessments as of any date subsequent to the date of this presentation . Neither the Company nor Presidio gives any assurance that Presidio, or the combined company (if the Business Combination is consummated), will achieve its expectations . Accordingly, undue reliance should not be placed upon the forward - looking statements as predictions of future events, performance or achievements . Use of Industry and Market Data No representations or warranties, express or implied are given in, or in respect of, this presentation and any oral statements made in connection therewith . Industry and market data used in this presentation have been obtained from third - party industry publications and sources . Neither the Company nor Presidio has independently verified the data obtained from these sources nor can assure you of the data’s accuracy or completeness . This data is subject to change . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . The Company and Presidio assume no obligation to update the information in this presentation . This presentation also contains estimates and other statistical data made by independent parties and by Presidio relating to reserves, operations and growth and other data about Presidio’s industry . This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of the future performance of Presidio and the combined company (if the Business Combination is consummated) are necessarily subject to a high degree of uncertainty and risk . Additional Information and Where to Find It In connection with the Business Combination, the Company plans to file a registration statement on Form S - 4 (the "Registration Statement") with the SEC, which will include a prospectus with respect to the combined company's securities to be issued in connection with the Business Combination and a preliminary proxy statement with respect to the shareholder meeting of the Company to vote on the Business Combination . The Company also plans to file other documents and relevant materials with the SEC regarding the Business Combination . After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of the Company as of the record date to be established for voting on the Business Combination . SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION . Shareholders are able to obtain free copies of the prospectus and other documents containing important information about the Company and Presidio once such documents are filed with the SEC through the website maintained by the SEC at http : //www . sec . gov . In addition, the documents filed by the Company may be obtained free of charge from the Company at www . eqvventures . com . Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to EQV Ventures Acquisition Corp . , 1090 Center Drive, Park City, UT, Attn : Secretary, or by calling (405) 870 - 3781 . The information contained on, or that may be accessed through the websites referenced in this presentation is not incorporated by reference into, and is not a part of, this presentation . Sponsor Many statements contained herein relate to the historical experience of the Company’s and Targets’ sponsors, directors, officers, advisors, management team and their respective current and past affiliates and investments . An investment in the Company is not an investment in any of the past investments, companies or entities affiliated with any of the members of the Company’s or Targets’ management team or the Company’s sponsor . The historical results of these investments, companies or entities is not necessarily indicative of the future performance of the Company . Such statements do not guarantee (i) that the Company will be able to complete the Business Combination, or (ii) success with respect to the Business Combination . Trademarks This presentation also contains references to trademarks and service marks belonging to other entities . Company and Target names and logos are trademarks or registered® trademarks of their respective holders . Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names . We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies . Use of Projections This presentation contains financial projections for Presidio, the Company (as successor to Presidio in any Business Combination) and EQV Resources . Neither Presidio’s nor the Company’s auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, no such auditors have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, regulatory, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the protected information . The assumptions underlying our projections include our ability to consummate and realize the anticipated benefits from acquisitions in the future, which may never materialize . Such acquisitions, if any, may not be consummated on the terms and conditions underlying our assumptions, and results may, and are likely to, differ materially from such assumptions . Even if the assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside Presidio’s and the Company’s control . Accordingly, there can be no assurance that the projected results are indicative of the future performance after the completion of any Business Combination or that actual results will not differ materially from those presented in the projected information . Inclusion of the projected information in this presentation should not be regarded as a representation by any person, including, without limitation, Presidio, the Company, EQV Resources and any placement agent, that the results contained in the projected information will be achieved . Financial Information; Non - GAAP Financial Measures Certain financial information and projections in this presentation for Presidio, the Company (as successor to Presidio in the Business Combination) and EQV Resources contain certain non - GAAP financial measures (including on a forward looking basis), including with respect to future revenues, Cash from Operations, Dividend Coverage Ratio, Dividend Yield, EBITDA, PV - 10 , Return on Capital Employed, Operating Cash Flow Margin, Leverage Ratio, Levered FCF, Unlevered FCF, PDP Reserve Life Ratio, PDP Decline Rate, Reinvestment Rate, capital expenditures and other non - GAAP financial measures . Please see the Glossary of this presentation for definitions of these measures . These projections of such non - GAAP financial measures cannot be confirmed with complete accuracy, and reconciliations of such projections of non - GAAP financial measures with GAAP measures are not possible to calculate . The Company and Presidio believe that these measures are useful to investors for the following reasons . First, the Company and Presidio believe that these measures may assist investors in evaluating the projected future performance and ability of the combined company to pay cash dividends to its shareholders by excluding the impact of items that do not reflect core operating performance or that are not expected to affect the ability of the combined company to pay cash dividends to its shareholders . Second, these measures are expected to be used by the Company’s, Presidio’s and EQV Resources’ management to assess the Company’s and/or EQV Resources’ performance following completion of a Business Combination . The Company and Presidio believe that the future, continuing use of these non - GAAP financial measures will provide an additional tool for investors to use in evaluating ongoing operating results and trends over various reporting periods on a consistent basis . These non - GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP . Other companies may calculate these non - GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies . Please see the Glossary on page 28 for more information regarding these measures .

Introduction Section I

Company backgrounds

Presidio Investment Holdings LLC ("Presidio")



Will Ulrich
Founder and Co-CEO
- Atlas Energy
- UBS Investment Bank



Chris Hammack
Founder and Co-CEO
- Trinity River Energy
- Atlas Energy
- Paloma Resource Partners
- Range Resources



Brett Barnes
EVP & General Counsel
- Trinity River Energy
- Forestar Group
- EOG Resources
- Anadarko Petroleum



John Brawley
EVP & CFO
- Maverick Natural Resources
- Sandridge Energy
- Guggenheim Partners



Dave Mochulski
VP, Reservoir & Technology
- ExxonMobil
- XTO Energy



Dave Smith
VP, Operations
- Templar Energy
- Chesapeake Energy

EQV Ventures Acquisition Corporation ("EQV" or "EQV Ventures")



Jerry Silvey
Founder and CEO
- Magnetar Capital
- RBC Capital Markets



Tyson Taylor
President and CFO
- Magnetar Capital
- Star Peak
- Kirkland & Ellis

Purposefully structured so that Presidio drives the day-to-day operations of the business with active strategic support from EQV

Presidio Background

- Founded in 2017 and headquartered in Fort Worth, Presidio Petroleum is the "last, best steward for America's oil and gas wells"
- Presidio's mission is to be the most operationally efficient energy company in the United States
- The firm operates over 2,000 Proved Developed Producing ("PDP") wells across the Anadarko Basin of Texas, Oklahoma and Kansas

EQV Group[1] Background

- Founded in 2022, EQV Group is one of the most active acquirors of PDP reserves over the last three years, closing 14 acquisitions and managing / operating over 1,800 PDP wells across 10 states
- The team has a successful track record with more than $3Bn of capital deployed across traditional oil and gas over the last ten years



Pro Forma Assets
Presidio Headquarters

1. EQV Resources Partners LLC ("EQVR"), EQV Rodeo Partners LLC, EQV Operating LLC, Peachtree OG LLC and their direct and indirect subsidiaries and affiliates ("EQV Group")

PRESIDIO

4

Presidio / EQV Ventures merge to create a differentiated PDP YieldCo

Transaction Highlights

- Public operator focused exclusively on acquiring and optimizing PDP assets, backed by a management team and sponsor group with a shared vision to provide an immediate and attractive return on capital to shareholders
- Presidio wholly aligns with EQV's goal to bring a differentiated PDP YieldCo to the public markets by applying peer-leading technology to efficiently acquire and produce oil and gas from stable, mature oil and gas wells in Texas, Oklahoma and Kansas
- EQV Group is contributing their Texas Panhandle assets into the transaction and creating alignment with a full equity roll alongside Presidio Management
- Combined team's complementary expertise expected to create the first dividend yield driven, U.S.-domiciled C-corporation focused solely on operation and acquisition of producing oil and natural gas assets
- Well-positioned to be a preferred consolidator of PDP, focused on acquiring dividend and equity value accretive targets, directly addressing an actionable $75Bn asset pool
  - Presidio believes there is ~$1.4Bn of near-term, actionable acquisition opportunities within its core focus area meeting its strict criteria
- Presidio expects to pay a $1.35/sh annual dividend, representing a 13.5%[2] dividend yield at $10.00/sh, supported by stable cash flows from low-decline PDP assets, while pursuing regular acquisitions and targeting long-term leverage of ~2.0x

Projected Key Metrics

~16%
Unlevered FCF Yield (FY26E)[1]

8%
PDP Decline Rate

13.5%
Anticipated Annual Dividend Yield[2]

$859MM
Proved Developed PV-10[3]

78%
Production Hedged (FY25E-FY27E)

11.7
Years of PDP Reserve Life

26.1
Mboe/d Net Production[4] (2024 Exit)

~2.0x
Long-Term Leverage Target

PRESIDIO

Note: See Glossary on page 28 for additional information on Definitions and non-GAAP measures

1. Unlevered FCF Yield calculated as Total EBITDA less Capex divided by enterprise value (EV used in calculation reflects only-Class A equity value)
2. Initial dividend based on $10.00/sh and subject to board approval and market conditions
3. Net Pro Forma PDP and PDNP reserves, excluding gains / losses associated with hedge book, as of 01/01/2025 effective date and priced as of 05/13/2025; Present Value at 10% ("PV-10") is a non-GAAP measure
4. Thousand barrels of oil equivalent ("Mboe")

5

Substantial low - decline Mid - Continent position 6 31.4 29.3 26.1 25.7 24.1 22.2 35 30 25 20 15 10 5 0 FY - 2022 FY - 2023 FY - 2024 FY - 2025E FY - 2026E FY - 2027E Source: Presidio and EQV Resources data Note: Reserve figures provided by company 1. 2. 3. 4. Net Pro Forma PDP and PDNP reserves, excluding gains / losses associated with hedge book, and well count as of 01/01/2025 effective date and priced as of 05/13/2025 Thousand barrels ("Mbbl") Million cubic feet ("MMcf") Reflects 2025E production Net Production (Mboe/d) Presidio EQVR Proved Developed PV - 10 Total (Mboe) NGL (Mbbl) Gas (MMcf 3 ) Oil (Mbbl 2 ) Well Count $788MM 102,121 31,104 346,853 13,208 2,314 Operated $70MM 10,030 2,006 38,211 1,655 1,939 Non - Operated $859MM 112,152 33,111 385,064 14,864 4,253 Total Pro Forma $859 $88 $771 Proved Developed PV - 10 ($MM) 1 25.7 3.2 22.5 '25E Production (Mboe/d) 45% 41% 46% Liquids 4 (%) Acreage Map Presidio EQVR Pro Forma Proved Developed Reserves Summary 1 Key Asset Statistics

Merger consistent with Presidio and EQV's value-oriented thesis

Differentiated Combination

- Synergistic PDP assets with comparably low-decline rates
- Anticipated dividend expected to be payable in Q4'25[1]
- Presidio's existing ~125 employees expected to offer significant experience to the combined entity

Simple Business Model

- Predictable cash flows facilitate dividend
- Dividend is not reliant on capital expenditures or future drilling activity
- Hedging strategy and diversified commodity mix mitigate commodity price risk
- Established reputation for disciplined capital allocation

Ample Growth

- Proven track record of value creation via targeted acquisitions and optimization
- $75 billion of assets in targeted class expected to be monetized in the next 5 years[2]
- Right to participate in future drilling operations within dedicated acreage

1. Subject to board approval, market conditions and the closing date of the transaction
2. Figure sourced via Enverus, internal analysis and public information; data through 05/31/2024. All statistics are based on a proprietary database of approximately 1,000 PE portfolio companies

PRESIDIO

7

Presidio meets EQV Ventures' target criteria

Presidio merger aligns with EQV goal to bring a world-class PDP YieldCo to the public markets

EQV Ventures Target Merger Criteria	PRESIDIO
Significant PDP Asset Value	✓ Exclusive focus on PDP thesis since founding of the business
Quality Assets Within Overlooked Basins	✓ Consolidated position in the Western Anadarko Basin
Mature, Low-Decline Production Base	✓ Peer-leading 8% base decline profile 3x lower than public comparables[1]
Predictable Production and Cash Flow Profile	✓ High degree of visibility into performance over asset's life
Capable of Long-Term Hedging	✓ Active hedge profile (78%) over 3 years[2] supports stable equity distribution
Meaningful Unlevered Free Cash Flow Yield	✓ De minimis capex drives high unlevered FCF conversion and ~16%[3] FCF yield
High Wellbore Value Diversity	✓ Distributed value across 2,000+ wells mitigates concentration risk
Diverse Commodity Composition	✓ Diverse production mix provides for balanced market exposure

1. Peer group defined as BSM, CRGY, DEC, GRNT, KRP, NOG, REPX and SD
2. Covers period ranging from 01/01/2025 - 12/31/2027
3. Unlevered FCF calculated as Total EBITDA less Capex

PRESIDIO 8

Presidio pipeline: Impending asset supply wave

"The opportunity set of PDP assets is only going to grow... The best move, IMHO, would be to find an experienced team that is willing to really work on the optimization of older assets..." **–Enverus Intelligence Report**

PRESIDIO

Primary Target Pool

$75Bn

Upstream Assets Held by Aging PE Funds Expected to Require Liquidity Within the Next Five Years[1]

Dividend per Share ($/sh)[2]



FY-2025E
$1.35
No Acquisitions
FY-2025E
$1.42
FY-2026E
$2.07
FY-2027E
$2.77
Illustrative Acquisitions
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00

Source: Enverus, internal analysis and public information

Note: Primary Target Pool data through 05/31/2024. All statistics are based on a proprietary database of approximately 1,000 PE portfolio companies

Note: Projections include assumed illustrative acquisitions that assume 20% free cash flow yield, 40% debt funding at 7% annual interest expense, no incremental capex, 1.1x dividend coverage on pro forma cash flow, cash comprising 60% of the consideration in 2025 and 2026, incremental shares comprising 60% of the consideration assuming an implied price per share based on 13.5% dividend yield in 2027; dividend payment subject to board approval and market conditions; see appendix for more information regarding the assumptions underlying such illustrative scenarios

Note: Projections include assumed illustrative acquisitions that assume Enterprise Values of $200MM, $300MM and $400MM in FY-2025E, FY-2026E and FY-2027E, respectively

1. Assumes private equity fund average life to be 10 years with two one-year extensions
2. Represents LQA dividend on common equity as of Q4 for each respective period

PRESIDIO 9

Presidio illustrative pipeline: Potential acquisitions[1]

Continuously vetting opportunities that would strengthen Presidio as a PDP YieldCo and maximize shareholder returns

Transaction Range ($MM)	Indicative Avg. Transaction Value ($MM)	Average Production (MMcfe/d)	LTM % Gas	Average Active Wells[2] (Horizontal / Vertical)
$100 – $150	$138	44	56%	650 (50% / 50%)
$150 – $200	$175	57	74%	700 (86% / 14%)
> $200	$281	66[3]	93%[3]	1,838 (8% / 92%)
Total Illustrative Acquisition Pipeline Average		**54**	**74%**	**1,004 (35% / 65%)**

Total Acquisition Pipeline of ~$1.4Bn



~$1,375MM
Acquisition Pipeline
by Basin
Barnett
~$200
14%
Haynesville
~$450
33%
Mid-
Continent
~$725
53%

Source: Potential targets in ongoing potential acquisition processes under review by Presidio, Enverus

1. Metrics included in the table are averages of potential asset acquisition opportunities that the company has identified as potentially attractive acquisition opportunities in the future. There is no assurance that the company will be able to negotiate and consummate any such potential acquisition opportunities on these terms or at all
2. Well count based on gross active wells and sourced from Enverus
3. 'Average Production' and 'LTM % Gas' for certain individual target assets sourced from Enverus. Certain 'LTM % Gas' metrics based on gross 2-stream wellhead production

PRESIDIO
10

11 Peer - Leading Anticipated Dividend Yield Based on $10.00/Sh Price 13.5% Source: Presidio materials, peer - company filings and Wall Street research Note: Market data as of 07/21/2025 1. 2. Peer group comprises: BSM, CRGY, DEC, EPM, GRNT, KRP, NOG, REPX, SD and VTS Initial dividend subject to board approval and market conditions A B C D E F G H I J 0% 2% 4% 6% 8% 10% 12% 0 2 4 10 12 14 16 Dividend Yield (%) PDP Reserve Life (Reserves / Production) Peer Avg. 8.4% Yield Peer Avg. 7 Year R/P 6 8 Unrivaled Anticipated Dividend With Long - Term Sustainability vs. Public Peers 1 16% 14% Attractive initial yield versus peers 2

Differentiated business model delivers compelling value proposition

		Category	Presidio Metric[1]	Working Interest Peer Average[2]	Royalty Interest Peer Average[3]
Operating Metrics	Low-Decline, Long Duration PDP Assets	Average PDP Decline	8%	24%[4]	22%[4]
Operating Metrics	Nearly Double Peer PDP Reserve Life	Reserve Life Ratio (Years)[5]	11.7	7.8	6.1
Operating Metrics	Near-Zero Capex Maximizes FCF	2026E Reinvestment Rate[6] (%)	3%	60%	N/A
Valuation Metrics	Durable Peer-Leading FCF	2026E FCF Yield (%)[7]	16%	12%	14%
Valuation Metrics	Highest Dividend Yield to PIPE Investors	2026E Dividend Yield (%)	13.5%[8]	7.3%	12.0%
Valuation Metrics	Low Risk Reserves at Deep Discount	EV / Proved Reserves ($ / Boe)	$5.92	$9.27	$50.20

PRESIDIO

Source: Presidio materials, peer-company filings and Wall Street research
Note: All PF Presidio metrics include hedge impacts and represent base business financials
Note: Market data as of 07/21/2025
Note: See Glossary on page 28 for additional information on Definitions and non-GAAP measures
Note: All peer comps as of 1Q'25 and reflect announced subsequent transactions
1. Inclusive of contributed EQVR assets and 25% of founders shares that will participate in dividends
2. WI peer group comprised of CRGY, DEC, EPM, GRNT, NOG, REPX, SD and VTS
3. Royalty Interest peer group defined as BSM, DMLP and KRP
4. Excludes EPM, VTS (WI) & DMLP (Royalty) decline rates as they are not disclosed
5. YE24 PDP reserves / 2025E production
6. Reinvestment rate calculated as Capex / CFO; CFO calculated as Total EBITDA (Hedged) less Interest Expense and Cash Taxes
7. Calculated as 2026E Unlevered FCF divided by Enterprise Value; Presidio Unlevered FCF calculated as Total EBITDA less Capex
8. Reflects Presidio's anticipated dividend and is based on $10.00/sh; subject to board approval and market conditions

12

1. Presidio's net enterprise value reflects interim debt service amounts of $46.5MM from 10/01/2024 to 09/30/2025 (anticipated announcement of the Business Combination); impact of hedge liability (asset) excluded from pro forma capitalization table A - 1 & A - 2 tranches hold effective annual coupon rates of ~7.81% and ~8.42%, respectively EV comprised of $34.2MM of equity value and $24.5MM of roll - forward net debt to be paid off immediately prior to consummation of the Business Combination Net Pro Forma PDP and PDNP reserves, excluding gains / losses associated with hedge book, as of 01/01/2025 effective date and priced as of 05/13/2025 Initial expected dividend subject to board approval and market conditions 2. 3. 4. 5. 6. Assumes latest reported SPAC trust value of $363MM with no redemptions, inclusive of 3 months of accrued interest at 4% annually; Cash in Trust and Preferred Equity are shown net of fees and expenses 7. Includes 100% committed rollover of existing management and assumes 100% rollover of non - employees 13 8. Excludes 3.8MM of DRIP shares and 1.9MM of earn - out shares; 50% of Founder Shares to be placed into a Mandatory Dividend Reinvestment Program (DRIP) subject to a three - year vesting schedule; of the 1.9MM earn - out shares, 50% vest at $12.50/sh and 50% vest at $15.00/sh with a five - year expiration 9. Excludes 1.9MM of unvested management MIP shares issued at closing 10. Excludes the impact of any SPAC warrants which have a strike price at $11.50/sh and ~1.0MM of warrants in connection with the $125MM preferred equity investment 60.8% 4.3% 5.3% 1.5% EQV Resources Morgan Stanley Energy Partners Founder Shares Other*** Pro Forma Equity Ownership 10 (%) EQV Ventures Shareholders 15.2% Third - Party PIPE Investors 6.9% Presidio Management 5.9% $315 $279 Net Debt ($37) Net Debt / 2026E EBITDA NMF $125 Perpetual Preferred Equity Equity Ownership (Million Shares) 8 Third - Party PIPE Investors EQV Resources Presidio Management 7,9 Morgan Stanley Energy Partners EQV Ventures Shareholders Founder Shares Other*** 8.8 3.4 4.0 2.5 35.0 3.0 0.9 Total Shares Outstanding 57.6 Assumed Share Price $10.00 Total Preferred + Common Equity Value $701 Total Enterprise Value $664 Anticipated Annual Dividend Per Share 5 $1.35 Sources PIPE Investors + Presidio & MSEP Roll 7 Cash in Trust Assumption of Presidio ABS Debt Preferred Equity Total Sources $910 Uses $153 Acquisition of Presidio Equity $357 EQVR + WAB Debt Paydown* $279 Assumption of Presidio ABS Debt $122 NewCo Hedge Book Re - Strike** Transaction Expenses Total Cash to Balance Sheet $200 $28 $279 $77 $22 $304 Total Uses $910 The combination de - leverages Presidio and creates a platform with a strong strategic purpose and growth potential Pro Forma Capitalization 6 As of De - Spac Transaction Close Total Cash & Equivalents Debt Outstanding Total Debt Transaction Summary Deal Structure Presidio acquired at $479MM 1 enterprise value, including $200MM of equity value and $279MM assumption of low - cost investment - grade ("IG") ABS debt comprised of two tranches (A - 1 & A - 2) 2 EQV's Texas Panhandle Asset (EQV Resources, "EQVR") acquired by Presidio at ~$59MM 3 enterprise value; EQV Group to roll all ~$34MM of existing equity into the combined entity Sponsor to place 75% of Class B Founder Shares into either a Dividend Reinvestment Program (“DRIP”) or share price based earn - out structure Valuation Transaction implies pro forma enterprise value of $664MM (representing ~77% of combined Proved Developed PV - 10) 4 Anticipated dividend yield of 13.5% at $10.00/sh 5 Financing Over $150MM of equity capital from institutional and strategic investors including PIPE raise and $65MM of equity rollover by Presidio management and Morgan Stanley Energy Partners ("MSEP") $50MM RBL Facility entered into in connection with the transaction (undrawn at transaction close) $125MM of Perpetual Preferred Equity raised with 8% cash interest Plan to re - strike both EQVR and Presidio's existing hedge books with excess cash at close or shortly thereafter Expected Sources and Uses 6 *Includes ORRI Purchase **Includes cost to re - strike both Presidio & EQVR hedge books ***Includes Class A sponsor private placement shares, BTIG (EQV IPO underwriter) shares, EQV non - executive directors and pro forma board members Transaction overview

Presidio Petroleum Section II

Presidio public company vision 15 Acquire Utilize our disciplined, value - based framework to systematically pursue accretive PDP - heavy acquisitions Optimize Increase efficiency across the cost - structure, leveraging technology, synergies and our access to attractive PDP financing Produce Extract crude, natural gas and NGLs at competitive margins, creating predictable cash flows to be used in future acquisitions and shareholder returns Repeatable, three - step process to create a growing platform of stable, long duration cash flows with an emphasis on highly - efficient capital allocation and total shareholder return

How Presidio generates value 16 Consistent and repeatable framework to create value and deliver outsized returns to investors Acquisition Foundation Day 1 After Acquisition Year 1 After Acquisition Continuous Optimization Creative Development Partnership Extract value from undeveloped leasehold position via divestitures, recompletions and development partnerships with established operators; further high - grade existing assets through deployment of proprietary technology Implement rigorous cost, production and revenue optimization initiatives; effective commodity hedging strategy protects cash flows and provides stable returns Highly targeted acquisitions of under - managed, cash - flowing U.S. E&P properties; ability to maximize screening efficiency and transaction velocity while maintaining accuracy Data driven LOE optimization, production enhancements, marketing optimization and maximizing synergies to position Presidio as a premier oil and gas asset optimizer Capture option value from emerging development plays, commercialize “home - grown” technology Five Stages of Asset Enhancement

Corporate carve - out and buyout track record 17 2,425 3,763 Acquisition of Company A Acquisition of Company B Acquisition of Company C Pro Forma Public Presidio 2,000 50% 1,000 25% 252 0 0% 3,000 75% 4,000 100% Cumulative Wells Acquired Emissions Reduction 3 Year 1 OPEX Reduction 2 Presidio has a track record of successful acquisitions, reducing costs on average by ~50% relative to prior owners within one year of closing Cumulative Presidio PDP Wells Under Management 1 Month 1 OPEX Reduction 2 5,000 125% 4,253 Pre - Acquisition Close Average Month 1 Month 1 OPEX (%) 0% 25% 50% 75% 100% 125% Emissions (%) 0% Pre - Acquisition Close Average 2023 Pre - Acquisition Close Source: Presidio internal materials and analysis Note: Year 1 OPEX reduction figures reflect reduction between the 3 - month average from 6 months prior to close and the 3 - month average one year after close. 25% 50% 75% 100% 125% Average Year 1 Year 1 OPEX (%) 1. Acquisitions of Companies A, B and C reflect Presidio - only net PDP well count (excluding WAB wells) as of company reserve report effective 01/01/2025 and priced as of 05/13/2025. Pro Forma Public well count includes EQV Resources OPEX cuts are Presidio - operated only and exclude workover expense and gathering and processing expenses Average reduction in emissions of acquired assets from acquisition - close through YE 2023 2. 3.

18 Vertical Integration Undeveloped Acreage Continuous Optimization Reduced operating expenses 23% Y/Y (Q3’24/Q3’23) 1 Feedback loops on all cost categories Downsizing and releasing compressors as dictated by declining production Established Trail Dust business unit to bring certain oil field services in - house Grown company - owned compressor fleet 52% Y/Y (YE23/YE24) Developed proprietary line of emission reduction devices Accelerated value on 126k total undeveloped acres including the sale of 112k acres in the Cherokee and 5k acres across other formations Historically successful monetization of undeveloped acreage helps to accelerate value and serves as a key aspect of the company's A&D strategy 1. OPEX is Presidio - operated only and excludes gathering and processing expenses Presidio's Kaizen philosophy: "We are never done optimizing"

Oil Field Real - Time Dashboards: Field data is transformed into clear, actionable dashboards for instant insights AI Optimization: Enhances operational efficiency by identifying patterns and recommending optimizations for field operations Gamification: Incentivizes field teams to achieve quarterly goals through engaging challenges and rewards 19 Predictive Financial Modeling: Leveraging field data to improve financial forecasting and performance projections Clean Field Data: Pumpers deliver clean, standardized data for seamless integration and analysis Fort Worth HQ Technology - driven fast feedback loops between Fort Worth and the field

20 1.7% 2.7% 3.2% 5.8% 6.7% 7.2% 7.6% 8.3% 9.3% 11.9% Return on Capital Employed 1 19.0% Financials Real Estate Utilities Industrials Consumer Discretionary Communication Services Materials Consumer Staples Energy Information Technology Presidio (3.8%) Utilities 7.0% 8.3% 8.9% 11.4% 13.7% 14.3% Operating Cash Flow Margin 2 41.4% 31.5% 25.9% 19.2% Real Estate Consumer Staples Consumer Discretionary Industrials Energy Materials Communication Services Information Technology Financials Presidio Source: Bloomberg Note: See Glossary on page 28 for additional information on Definitions and non - GAAP measures Note: Figures are as of 09/30/2024 and represent average last three years figures from each corresponding S&P500 Industry Index as well as Presidio 1. 2. Return on Capital Employed (non - GAAP) calculated as EBIT / (Assets minus Current Liabilities) Operating Cash Flow Margin (non - GAAP) calculated as (EBITDA minus Capital Expenditures) / Hedged Revenue Result: Superior returns on capital employed and profitability

Summary Financial Projections Section III

22 Unlevered Free Cash Flow 1,2 ($MM) $350 $576 $600 $744 $126 $131 $137 $148 $425 $557 $850 $1,157 $1,438 $0 $500 $1,000 $1,500 $2,000 FY - 2025E FY - 2026E FY - 2027E $MM Common Equity * Preferred Equity Net Debt Enterprise Value ($MM) Dividend per Share 1,3 ($/sh) $3.50 $3.00 $2.77 Net Debt and Leverage Ratio 1 $800 underlying such illustrative scenarios Note: FY - 2025E reflects annualized 2H'25 cash flow estimates; projections include assumed illustrative acquisitions that assume Enterprise Values of $200MM, $300MM and $400MM in FY - 2025E, FY - 2026E and FY - 2027E, respectively Note: 50% of Founder Shares to be placed into a Mandatory DRIP subject to a three - year vesting schedule 1. 2. 3. Assumes implied price per share based on 13.5% dividend yield Unlevered FCF calculated as Total EBITDA less Capex Represents LQA dividend on common equity as of Q4 for each respective period FY - 2025E FY - 2026E FY - 2027E Note: See Glossary on page 28 for additional information on Definitions and non - GAAP measures Note: Assumes forward commodity strip pricing as of 07/21/2025; avg. WTI 2025E ($66.69/bbl), 2026E ($63.24/bbl), 2027E ($63.06/bbl); avg. NYMEX HH 2025E ($3.57/MMbtu), 2026E ($4.16/MMbtu), 2027E ($4.00/MMbtu) Note: Projections include assumed illustrative acquisitions that assume 20% free cash flow yield, 40% debt funding at 7% annual interest expense, no incremental capex, 1.1x dividend coverage on pro forma cash flow, cash comprising 60% of the consideration in 2025 and 2026, incremental shares comprising 60% of the consideration assuming an implied price per share based on 13.5% dividend yield in 2027; dividend payment subject to board approval and market conditions; see appendix for more information regarding the assumptions $155 $213 $287 $0 $50 $100 $150 $200 $250 $300 FY - 2025E FY - 2026E FY - 2027E $MM $1.42 $2.07 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $ / Share $148 $425 $557 2.0x 1.9x 1.0x FY - 2025E FY - 2026E FY - 2027E 0.0x 2.0x 4.0x 6.0x 8.0x $0 $200 $400 $600 Leverage $MM Summary financial projections with illustrative future acquisitions * Assumes flat $10.00/share across all periods presented

8% 10% 10% 13% 10% 7% 9% 9% 9% 70% 71% 74% 0% 25% 50% 75% 100% 2027E % of Unlevered FCF Preferred Dividend Net Interest & Corporate Taxes Illustrative Allocation of Unlevered FCF 2 Dividend Net Debt Reduction 23 Summary financial projections assuming no future acquisitions 25.7 24.1 22.2 83% 82% 68% 0% 50% 100% 0 10 20 FY - 2025E FY - 2026E FY - 2027E Production Hedged (%) Mboe/d Total Production (Mboe/d) 30 Oil Gas NGL 150% Total EBITDA (Hedged) ($MM) $150 5.0x Note: See Glossary on page 28 for additional information on Definitions and non - GAAP measures Note: Assumes forward commodity strip pricing as of 07/21/2025; avg. WTI 2025E ($66.69/bbl), 2026E ($63.24/bbl), 2027E ($63.06/bbl); avg. NYMEX HH 2025E ($3.57/MMbtu), 2026E ($4.16/MMbtu), 2027E ($4.00/MMbtu) Note: No follow - on acquisitions represented in projections Note: 50% of Founder Shares to be placed into a Mandatory DRIP subject to a three - year vesting schedule 1. 2. Unlevered FCF calculated as Total EBITDA less Capex Based on base case NYMEX strip; Net Debt Reduction includes existing debt paydown, Mandatory IG ABS Amortization Payments, IG ABS DSRA release, Trail Dust Facility amortization & paydown and any RBL drawing / paydowns; calculations exclude DRIP shares until vested as per the note above $110 (0.3x) (0.4x) (0.4x) $25 0.0x $75 2.0x $50 1.0x $125 $116 $116 4.0x $100 3.0x $0 (1.0x) Q4 - 2025E Annualized FY - 2026E FY - 2027E Leverage $MM $107 17% 16% 15% Unlevered Free Cash Flow 1 ($MM) $150 $125 $115 $113 $100 0% Q4 - 2025E Annualized FY - 2026E FY - 2027E Q4 - 2025E Annualized 2026E 10% 20% 30% 40% 50% $0 $25 $50 $75 FCF Yield (%) $MM

Appendix Section IV

Durable yield combined with simple capital allocation strategy for base business

Illustrative Unlevered FCF/Sh Utilization – NYMEX Strip[1]



Common Dividend
Preferred Dividend
Net Debt Reduction
Net Interest & Corporate Taxes
$1.83
$0.19
$0.12
$0.17
$1.35
$1.91
$0.19
$0.19
$0.18
$1.35
$1.92
$0.15
$0.24
$0.18
$1.35
Q4-2025E Annualized
2026E
2027E

Illustrative Unlevered FCF/Sh Utilization – NYMEX Strip (25% Reduction)[1]



Common Dividend
Preferred Dividend
Net Debt Reduction
Net Interest & Corporate Taxes
$1.77
$0.19
$0.06
$0.17
$1.35
$1.86
$0.20
$0.14
$0.18
$1.35
$1.77
$0.15
$0.09
$0.18
$1.35
Q4-2025E Annualized
2026E
2027E



Near-Zero Capex
Low Exposure to Development Risk
Resilient Free Cash Flow Available For Distribution and Debt Service
Premier Hedging Strategy
Peer-Leading PDP Reserve Life

PRESIDIO

Note: Assumes forward commodity strip pricing as of 07/21/2025; avg. WTI 2025E ($66.69/bbl), 2026E ($63.24/bbl), 2027E ($63.06/bbl); avg. NYMEX HH 2025E ($3.57/MMbtu), 2026E ($4.16/MMbtu), 2027E ($4.00/MMbtu)

Note: 50% of EQV's Founder Shares to be placed into the DRIP at close subject to three-year vest and are subject to mandatory dividend reinvestment until vested

Note: Unlevered FCF calculated as Total EBITDA less Capex

1. Based on annual average Class A Shares Outstanding; Net Debt Reduction includes existing debt paydown, Mandatory IG ABS Amortization Payments, IG ABS DSRA release, Trail Dust Facility amortization & paydown and any RBL drawing / paydowns; calculations exclude DRIP shares until vested as per the note above

25

26 Presidio’s PDP strategy provides a differentiated mix of high current cash flow yield with low exposure to development risk Royalty Non - Operated Operated Presidio Asset Type Positive Attributes Full Control Visibility on Capex Less Competitive Target Universe Low Exposure to Development Risk Robust Hedging Program Lowest Decline Can be Selective on Future Capital High Operating Leverage Low Corporate Overhead Limited Exposure to Inflation Diversified Operator Exposure Negative Attributes Limited Tier 1 Development Exposure Limited Benefit From Near - Term Commodity Upside Inventory Treadmill Drilling & Completion Execution Risk Highly Competitive Target Universe Potentially Inferior Assets Steep Declines No Control Over Development Difficult to Achieve Scale Limitations of Partnership Structure Unique strategy compares favorably to current public investment opportunities

27 Key assumptions in illustrative transactions Key Transaction Assumptions Transaction Structure & Key Assumptions Illustrative Transactions FY - 2025 Illustrative Transaction $200MM FY - 2026 Illustrative Transaction $300MM FY - 2027 Illustrative Transaction $400MM Transactions assume: 20% free cash flow yield 40% debt funding at 7% annual interest expense No incremental capex 1.1x dividend coverage on pro forma cash flow Cash comprising 60% of the consideration in 2025 and 2026; incremental shares comprising 60% of the consideration assuming an implied price per share based on 13.5% dividend yield in 2027

Cash from Operations: A metric to determine whether a company generates enough cash flow to maintain operations, calculated as Total EBITDA (Hedged) less Interest Expense and Cash Taxes. Dividend Coverage Ratio: A metric that measures a company's ability to pay its fixed dividend to applicable shareholders, calculated as Unlevered Free Cash Flow divided by Dividend Payout. Dividend Yield: A metric that measures annual dividends received relative to the market value of the share price, calculated as the annual dividend per share divided by current share price. EBITDA: A measure of a company's profitability of the operating business only, calculated as Earnings before Interest, Taxes, Depreciation and Amortization plus/less hedging impact (excluding expensed Presidio MIP award dividend payout). Levered FCF: A metric that measures the amount of cash a company has after meeting its financial obligations, calculated as Total EBITDA (Hedged) less Interest Expense, Mandatory IG ABS Amortization Payments, Cash Taxes and Capex. Leverage Ratio: Any metric that measures a company's debt in relation to another financial metric for the purposes of exhibiting the entity's ability to meet financial obligations, calculated as net debt divided by Total EBITDA (Hedged) in this presentation. Operating Cash Flow Margin: A metric to view a company's operations by excluding certain non - recurring expenses, calculated by dividing non - GAAP operating income by hedged revenue. PDP: Proved Developed Producing; reserves that are currently being produced and are expected to be recovered with existing equipment. PDP Decline Rate: A measure of a company's decline in production of PDP reserves, assuming no growth in PDP. PDP Reserve Life Ratio: A metric used to determine the lifespan of a company's PDP reserves assuming no PDP growth and a constant level of production, calculated as PDP divided by annual production. PUD: Proved Undeveloped; reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells, where a relatively major expenditure is required for recompletion. PV - 10: A metric that estimates the value of a company's oil and gas reserves, calculated by discounting the present value of future oil and gas revenues by 10% per year to account for the timing of future cash flows. Proved Reserves (1P): Those quantities of oil and gas which can be estimated with reasonable certainty to be economically producible from known reservoirs, and under economic conditions, operating methods and government regulations. Reinvestment Rate: The percentage of a company's cash flows that is reinvested into the business to generate future growth, calculated as Capex divided by CFO. Return on Capital Employed: A metric to measure how efficiently a company uses its capital, calculated by dividing a company's net operating profit after tax by its average invested capital. Standardized Measure: A method of measurement that uses consistent procedures and units to produce reliable and comparable data. Unlevered FCF: A metric that measures the amount of cash a company generates from its operations before accounting for interest and taxes, calculated as Total EBITDA (Hedged) (excluding expensed Presidio MIP award dividend payout) minus capex. Wellbore: A hole drilled in the ground to aid in the exploration and recovery of O&G. 28 Glossary

29 Presidio’s business depends on third - party transportation and processing facilities and other assets that are owned by third - parties. The loss of a key member of Presidio’s management team, upon whose knowledge, relationships with industry participants, leadership and technical expertise the business relies on, could diminish Presidio’s ability to conduct operations and comply with certain covenants in Presidio’s debt instruments and harm Presidio’s ability to execute its business plan. Oil, NGL and natural gas prices are volatile. Even though a significant portion of Presidio’s production is hedged, extended declines in such prices have adversely affected, and could in the future adversely affect, Presidio’s business, financial position, results of operations and cash flow. Certain of Presidio's wells are currently shut - in, and in the future, Presidio may continue to shut - in some or all of its production wells depending on market conditions, storage or transportation constraints and contractual obligations. Any prolonged shut - in of its wells could result in the expiration, in whole or in part, of any related leases, which could adversely affect its reserves, business, financial condition and results of operations. New technologies may cause the current operating methods of Presidio to become obsolete, and we may not be able to keep pace with technological developments in the oil and gas industry. Conservation measures, technological advances and/or a negative shift in market perception towards the oil and gas industry could reduce the demand for oil, NGLs and natural gas. Presidio’s estimated reserves are based on many assumptions that may prove to be inaccurate. Any material inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of Presidio’s reserves. The present value of future net cash flows from Presidio’s proved reserves is not necessarily the same as the current market value of Presidio’s estimated proved reserves. Extreme weather conditions could adversely affect Presidio’s ability to conduct operations in some of the areas where its properties are located. Presidio has historically relied on third - party “farm - ins” and similar arrangements for the development of its proved undeveloped reserves. The development of Presidio’s proved undeveloped reserves may take longer and may require higher levels of capital expenditures than Presidio or such third - parties currently anticipate. Therefore, Presidio’s undeveloped reserves may not be ultimately developed or produced. Presidio’s acquisition and divestiture strategy will subject Presidio to certain risks associated with the inherent uncertainty in evaluating properties for which Presidio has limited information. Presidio may not be able to successfully integrate future acquisitions or realize all of the anticipated benefits from its future acquisitions, and Presidio’s future results will suffer if it does not effectively manage its expanded operations. Presidio’s derivatives activities could adversely affect its cash flow, results of operations and financial condition. The failure of Presidio’s hedge counterparties to meet their obligations may adversely affect Presidio’s financial results. Presidio is not insured against all of the operating risks to which its business is exposed. Financial projections by Presidio and information regarding prior performance may not prove to be reflective of actual future results. The assumptions underlying our projections include our ability to consummate and realize the anticipated benefits from acquisitions in the future, which may never materialize. Such acquisitions, if any, may not be consummated on the terms and conditions underlying our assumptions, and results may, and are likely to, differ materially from such assumptions Presidio conducts business in a highly competitive industry. Presidio depends on computer and telecommunications systems, and failures in those systems or cybersecurity threats, attacks and other disruptions could significantly disrupt its business operations. A variety of stringent federal, state and local laws and regulations govern the environmental aspects of the oil and gas business, and noncompliance with these laws and regulations could subject Presidio to material administrative, civil or criminal penalties, injunctive relief or other liabilities. Presidio is subject to compliance with environmental and occupational safety and health laws and regulations that may expose it to significant costs and liabilities. Presidio's ability to retain and/or obtain necessary licenses and permits to operate the business may negatively impact its financial results. Specific climate legislation and regulation regarding emissions of carbon dioxide, methane and other greenhouse gases have been, and in the future, may further develop or be enacted, which could adversely affect the oil and gas industry and demand for the oil, NGLs and gas produced from the properties. The unavailability or high cost of drilling rigs, frac crews, equipment, supplies, personnel and oilfield services could adversely affect Presidio’s or third - party operators’ ability to execute their development plans within current budgets or on a timely basis. Restrictions in Presidio’s existing and future debt agreements could limit Presidio’s growth and its ability to engage in certain activities. Currently, Presidio’s producing properties are concentrated in the Anadarko Basin, making it vulnerable to risks associated with operating in a limited number of geographic areas. Presidio may incur losses as a result of title or environmental defects in the properties in which it invests. Increased costs of capital could adversely affect Presidio’s business. Presidio’s leverage and debt service obligations may adversely affect its financial condition, results of operations and business prospects. Presidio’s ability to obtain financing on terms acceptable to it may be limited in the future by, among other things, increases in interest rates. Oil and gas exploration and production companies are frequently subject to litigation claims from landowners, royalty owners and other interested parties, particularly during periods of declining commodity prices. An increase in the differential between the benchmark prices of oil and natural gas and the wellhead price Presidio expects to receive for its future production could significantly reduce its cash flow and adversely affect its financial condition Oil and natural gas producers' operations are substantially dependent on the availability of water and the disposal of waste, including water and drilling fluids. Restrictions on the ability to obtain water or dispose of waste may impact Presidio's operations. Increased scrutiny of Environmental, Social and Governance matters by investors in public companies could have an adverse effect on Presidio’s business, financial condition and results of operations and damage its reputation. Legislation or regulatory initiatives intended to address the disposal of saltwater gathered from Presidio’s drilling activities could limit its ability to produce oil, NGLs and natural gas economically and have a material adverse effect on its business. The securitizations of Presidio’s limited purpose, bankruptcy remote, wholly owned subsidiaries may expose Presidio to financing and other risks, and there can be no assurance that Presidio will be able to access the securitization market in the future, which may require it to seek more costly financing While Presidio has not historically engaged in significant drilling activities, drilling for, and producing oil, NGLs and natural gas are high - risk activities with many uncertainties that could adversely affect Presidio’s financial condition or results of operations. Presidio’s undeveloped leasehold acreage is subject to leases that will expire unless production is maintained or subsequent operations are commenced on units containing the acreage or the leases are extended. Federal, state and local legislation or regulatory initiatives, as well as government reviews of such activities, could restrict Presidio’s operations, which could limit its ability to produce oil, NGLs and natural gas economically and have a material adverse effect on Presidio’s business. Risks related to Presidio's business

30 Our sponsor, certain members of the Company’s board of directors and certain other Company officers have interests in the Business Combination that are different from or are in addition to other shareholders in recommending that shareholders vote in favor of approval of the Business Combination. Our sponsor, certain insiders, directors, officers, advisors and their affiliates may elect to purchase public shares from public shareholders, which may influence a vote on the Business Combination, reduce the public “float” of the Company’s common shares and affect its market price, and have interests in the Business Combination different from the interests of the Company’s public shareholders. We and Presidio will be subject to business uncertainties and contractual restrictions while the Business Combination is pending. The Company may not be able to continue as a going concern if it does not consummate an initial Business Combination by August 7, 2026. We have identified material weaknesses in our internal control over financial reporting. These material weaknesses could continue to adversely affect investor confidence in us and materially adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner. The Company is, and Presidio would be after a Business Combination with the Company, an “emerging growth company” within the meaning of the Securities Act of 1933, and, if Presidio takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make the Presidio securities less attractive. If there are substantial redemptions by shareholders of the Company, the trust account of the Company may be depleted prior to the Business Combination and thereby diminish the amount of working capital of the combined company. There would also be a lower float of our common shares outstanding after the Business Combination, which may cause further volatility in the price of our securities after the Business Combination and adversely impact our ability to secure financing following the closing of the Business Combination. Shareholder litigation could prevent or delay the closing of the Business Combination or otherwise negatively impact our business, operating results and financial condition. The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in the Company’s shareholders’ best interest. Our ability to successfully effect the Business Combination and to be successful thereafter will be dependent upon the efforts of certain key personnel, including the key personnel of Presidio whom we expect to stay with the post - combination business following the Business Combination. The loss of key personnel could negatively impact the operations and profitability of our post - combination business, and the combined company’s financial condition could suffer as a result. Upon closing of the Business Combination, we expect to have a significant amount of cash and our management will have broad discretion over the use of that cash, subject to limitations imposed on us under the agreements governing our debt. We may use our cash in ways that shareholders may not approve. Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operation. Going public through a merger rather than an underwritten offering presents risks to unaffiliated investors. Subsequent to completion of the Business Combination, the Company may be required to take write - downs or write - offs, restructure its operations or take impairment or other charges, any of which could have a significant negative effect on the Company’s financial condition, results of operations and the Company’s share price, which could cause you to lose some or all of your investment. The Company and Presidio may not be able to obtain the required shareholder approvals to consummate the Business Combination. The Company’s initial shareholders, officers and directors may agree to vote in favor of the Business Combination, regardless how its public shareholders vote. If, after the Company distributes the proceeds in the Company trust account to the Company’s public shareholders, the Company files a bankruptcy petition or an involuntary bankruptcy petition is filed against the Company that is not dismissed, a bankruptcy court may seek to recover such proceeds. Each of Presidio and the Company has incurred and will incur substantial costs in connection with the Business Combination, any private placement in connection therewith and related transactions, such as legal, accounting, consulting and financial advisory fees, which will be paid out of the proceeds of the Business Combination and the private placement, if any. Risks related to ownership of company securities and the Business Combination